Annual Fund Operating Expenses - Gadsden Dynamic Multi-Asset ETF - Gadsden Dynamic Multi-Asset ETF Class	Jan. 31, 2026
Prospectus [Line Items]
Management Fees (as a percentage of Assets)	0.59%
Distribution and Service (12b-1) Fees	0.00%
Acquired Fund Fees and Expenses	0.16%	[1]
Expenses (as a percentage of Assets)	0.75%

[1]	“Acquired Fund Fees and Expenses” are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies. Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Financial Highlights section of the Prospectus, which reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.